Exhibit 10.46

Customer No. 2920

Note No. 53125

AMENDMENT TO NOTE

This Amendment to Note (“Amendment”) is entered into and effective as of September 17, 2009, by and between FirstMerit Bank, N.A., (hereafter “FMB” or “Lender”) and Ourpet’s Company (hereafter “Borrower”) (Collectively “Parties”).

Whereas FMB loaned to the Borrower the sum of $2,000,000.00 evidenced by a Note dated July 13, 2006, including any and all amendments thereto (the “Note”); and

Whereas, FMB and Borrower desire to modify and amend the terms of the Note which has a principal balance of $1,800,000.00 as of September 16, 2009;

Now, therefore, in consideration of the foregoing and of other good and valuable consideration the receipt of which is hereby acknowledged by the Parties hereto, the Note is modified and amended to read as follows:

1. The interest rate of said Note is hereby amended to FirstMerit Bank, N.A. Prime Rate plus 50 basis points, effective September 17, 2009.

FirstMerit Bank, N.A. Prime Rate (the “Index”) is subject to change from time to time based on changes to the Index. This is the rate Lender charges, or would charge, on 90-day unsecured loans to the most creditworthy corporate customers. This rate may or may not be the lowest rate available from Lender at any given time. Lender will tell Borrower the current Index rate upon request. The interest rate change will not occur more often than each DAY AS PRIME CHANGES. Borrower understands that Lender may make loans based on other rates as well.

It is expressly agreed by the Parties that this Amendment does not change any other terms or conditions of the Note not specifically amended herein, and that such terms and conditions not amended shall remain in full force and effect and are expressly applicable to the terms of this Amendment.

The undersigned Borrower hereby ratifies and affirms its liability to FMB pursuant to the aforesaid indebtedness and loan relationship, evidenced in part, by this Amendment and agrees that its liability thereon shall continue in full force and effect and represents to FMB that it has no defenses, set-offs, or other claims against FMB. The undersigned Borrower releases and forever discharges FMB, its present and future, directors, officers, employees, agents, attorneys, successors and assigns, of and from, any and all actions, claims, and/or demands (whether these are now known or unknown, or whether these now exist or may hereafter accrue through the date of this Amendment) which said Borrower may hold against FMB, its present and future directors, officers, employees, agents, attorneys, successors and/or assigns, as a result of said Parties’ business, legal and contractual relationship, which in any manner arises under, arises in, or relates to, the indebtedness and loan relationship, evidenced in part, by this Amendment. The undersigned Borrower further agrees that in the event its indebtedness and loan relationship, evidenced in part, by this Amendment, is secured by any lien or security interest, nothing contained herein or done pursuant hereto shall affect such lien or security interest or the priority of the same with regard to other encumbrances. The undersigned Borrower further agrees that the present principal balance of its indebtedness and loan relationship, evidenced by this Amendment to FMB is in the amount stated above.

The undersigned Borrower hereby irrevocably authorizes and empowers any attorney-at-law, including an attorney engaged by Lender, to appear in any court of record and to confess judgment against Borrower for the unpaid amount of the aforesaid Note, as amended, as evidenced by an affidavit signed by an officer of Lender setting forth the amount then due, attorneys’ fees plus costs of suit, and to release all errors, and waive all rights of appeal. If a copy of the aforesaid Note, as amended, verified by an affidavit, shall have been filed in the proceeding, it will not be necessary to file the original as a warrant of attorney. Borrower hereby waives the right to any stay of execution and the benefit of all exemption laws now or hereafter in effect. No single exercise of the foregoing warrant and power to confess judgment will be deemed to exhaust the power, whether or not any exercise shall be held by any court to be invalid, voidable, or void; but the power will continue undiminished and may be exercised from time to time as Lender may elect until all amounts owing on the aforesaid Promissory Note, as amended, have been paid in full. Borrower hereby waives any conflict of interest that an attorney engaged by Lender may have in acting on behalf of Borrower in confessing judgment against Borrower while such attorney is engaged by Lender. Borrower expressly consents to such attorney acting for Borrower, in confessing judgment.

NOTICE: FOR THIS NOTICE “YOU” MEANS THE BORROWER AND “CREDITOR” AND “HIS” MEANS LENDER.

WARNING - BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME, A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.

BORROWER:

Ourpet’s Company

By:	/s/ Steven Tsengas	9/17/09
	Steven Tsengas, President	Date

GUARANTOR:

By:	/s/ Steven Tsengas	9/17/09
	Steven Tsengas, Individually	Date

By:	/s/ Evangelia Tsengas	9/17/09
	Evangelia Tsengas, Individually	Date

APPROVED BY:
FirstMerit Bank, N.A.

By:	/s/ Eric P. Hollinger	9/17/09
	Eric P. Hollinger, Vice President	Date